CONTACT:
Media Relations
Diana Cartwright
Maxtor Corporation
408-894-5951

Investor Relations
Jenifer Kirtland
Maxtor Corporation
408-324-7056

			MAXTOR CORPORATION ANNOUNCES FIRST QUARTER 2003
				FINANCIAL RESULTS

	Pro Forma Profit of $48.2 Million Driven by Improved Gross Profit Margins and
				Lower Operating Expenses

MILPITAS, Calif., April 22, 2003 - Maxtor Corporation (NYSE: MXO) today announced its financial results for the first quarter ended March 29, 2003. Revenue for the quarter was $938.9 million. The Company reported net income on a GAAP basis of $27.4 million, or $0.11 per share. Included in the GAAP net income was a charge of $20.6 million for the amortization of intangible assets and $0.3 million in stock compensation expense. On a pro forma basis, excluding these charges, Maxtor reported net income of $48.2 million, or $0.20 per share. During the third quarter of 2002, the Company shut down its network attached storage business and, as a result, net income in prior periods has been reclassified to reflect both continuing and discontinued operations. In the first quarter of 2002, Maxtor reported revenue of $1.036 billion from continuing operations, a loss from continuing operations on a GAAP basis of $55.4 million, or $(0.23) per share, and a pro forma loss from continuing operations of $29.9 million, or $(0.12) per share.

"We are very pleased with our first quarter financial results and the progress that the company made during the quarter," said Paul Tufano, president and chief executive officer. "Our pro forma gross profit margin increased over two percentage points to 18.3% compared with 16.2% in the fourth quarter. Our operating expenses on a pro forma basis declined to $118.3 million. Our pro forma net income increased to $48.2 million, and we generated cash from continuing operations of $44.2 million.

During the course of the quarter, we continued our progress on the ramp of our 80 GB areal density products. Unit shipments of hard drives into consumer electronics applications, primarily PVR, DVR and set-top boxes, grew sequentially. Our new Atlas 10K IV 36 GB per platter server drive was qualified at our major server OEM customers and is shipping in volume. Finally, we broke ground on an 800,000 square foot manufacturing facility in Suzhou, China, which we believe will provide Maxtor with a low-cost option to accommodate the expected growth of our hard drive business over the next decade."

About Maxtor

Maxtor Corporation (www.maxtor.com) is one of the world's leading suppliers of information storage solutions. The company has an expansive line of storage products for desktop computers, near-line storage, high-performance Intel-based servers, and consumer electronics. Maxtor has a reputation as a proven market leader built by consistently providing high-quality products and service and support for its customers. Maxtor and its products can be found at www.maxtor.com or by calling toll-free (800) 2-MAXTOR. Maxtor is traded on the NYSE under the MXO symbol.

This release contains forward-looking statements. These statements are based on current expectations and are subject to risks and uncertainties which could materially affect the company's results, including, but not limited to, market demand for hard disk drives, market acceptance of the company's products, the company's ability to execute future development and production ramps and utilize manufacturing assets efficiently, changes in product and customer mix, the availability of components, pricing trends, actions by competitors, international security and political stability, the impact of SARS on commerce and travel, and general economic and industry conditions. These and other risk factors are contained in periodic reports filed with the SEC, including, but not limited to, the Form 10-K for fiscal 2002 and recent 10-Qs. Maxtor is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Conference Call
Maxtor has scheduled a conference call for analysts and investors today, April 22, 2003, at 2:30 p.m. PT to discuss the first quarter results and to provide an outlook on the second quarter of 2003. The dial-in number for the live call is (800) 597-0731. The call will be webcast on the company's site at www.maxtor.com. There will be a replay available shortly following the call through April 29, 2003. The dial-in number for the replay is
(800) 252-6030, access code: 16334071.

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							MAXTOR CORPORATION
						CONDENSED CONSOLIDATED BALANCE SHEETS
							(In thousands)
							(Unaudited)

						March 29,		December 28,
						2003			2002
ASSETS

Current assets:
	Cash and cash equivalents		$   328,666		$   306,444
	Restricted cash				     54,008		     56,747
	Marketable securities		             83,722		     87,507
	Accounts receivable, net		    320,245		    363,664
	Inventories				    217,073		    175,545
	Prepaid expenses and other		     46,145		     33,438
						___________________________________
		Total current assets		  1,049,859 		  1,023,345

Property, plant and equipment, net		    340,153		    364,842
Goodwill and other intangible assets, net	    940,291		    960,849
Other assets					     10,108		     11,798
						___________________________________
		Total assets			$ 2,340,411		$ 2,360,834
						___________________________________

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
	Short-term borrowings, including
	current portion of long-term debt	$    40,072		$    41,042
	Accounts payable			    620,203		    642,206
	Accrued and other liabilities		    452,776		    471,750
	Liabilities of discontinued operations	      6,902		     11,646
						___________________________________
	        Total current liabilities	  1,119,953		  1,166,644


Deferred taxes					    196,455		    196,455
Long-term debt					    198,274		    206,343
Other liabilities				    195,151		    199,071
						___________________________________
		Total liabilities		  1,709,833		  1,768,513
Total stockholders' equity 			    630,578		    592,321
						___________________________________
		Total liabilities and 		$ 2,340,411		$ 2,360,834
		stockholders' equity 		___________________________________




							MAXTOR CORPORATION
					CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
					(In thousands, except share and per share amounts)
							(Unaudited)

								Three Months Ended

							March 29,2003		March 30,2002
Net revenues						$ 	 938,889	$ 1,036,100
Cost of revenues						 767,042	    922,334
							________________	_____________
Gross profit 							 171,847	     113,766

Operating expenses:
	Research and development				  86,661	     103,058
	Selling, general and administrative			  31,932	      41,352
	Amortization of intangible assets			  20,562	      20,562
							________________	______________
		Total operating expenses			 139,155	     164,972

Income/(Loss) from operations 					  32,692	     (51,206)

Interest expense						  (5,422)             (6,546)
Interest and other income					   1,327 	       3,029
Other gain 							      88 		 -
							________________	______________

Income/(Loss) from continuing operations
		     before income taxes			   28,685 	     (54,723)
Provision for income taxes					    1,277		 654
							_________________	_______________

Income/(Loss) from continuing operations			   27,408	     (55,377)
Loss from discontinued operations				      -		      (9,661)
							__________________	_______________
Net income/(loss)					$	   27,408	$    (65,038)
							__________________	_______________

Net income/(loss) per share - basic
Continuing operations					$	     0.11	$      (0.23)
Discontinued operations					$	       -	$      (0.04)
							__________________	________________
Total							$	     0.11	$      (0.27)
							__________________	________________

Net income/(loss) per share - diluted
Continuing operations					$	      0.11	$      (0.23)
Discontinued operations					$	        -	$      (0.04)
							___________________	________________
Total							$	      0.11	$      (0.27)
							___________________	________________

Shares used in per share calculation
		-basic					        243,634,139	      236,956,653
		-diluted					245,481,780	      236,956,653




							MAXTOR CORPORATION
					CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
					(In thousands, except share and per share amounts)
							(Unaudited)


							Three Months Ended				Three Months Ended
						GAAP				Pro forma	GAAP				Pro forma
						March 29,	Pro forma	March 29,	March 30,	Pro forma	March 30,
						2003		Adjustments	2003		2002		Adjustments	2002

Net revenues					$   938,889	$     -		$   938,889	$ 1,036,100	$     -		$ 1,036,100

Cost of revenues				    767,042	     (21)   (1)	    767,021	    922,334	     (394)  (2)     921,940
						____________________________________________________________________________________________
Gross profit 					    171,847	      21	    171,868	    113,766	      394	    114,160


Operating expenses:
	Research and development		     86,661	    (186)   (1)	      86,475	    103,058	   (3,348)  (2)	     99,710
	Selling, general and administrative	     31,932	     (66)   (1)	      31,866	     41,352        (1,181)  (2)	     40,171
	Amortization of intangible assets 	     20,562	 (20,562)   (3)	         -   	     20,562	  (20,562)  (3)	        -
						_____________________________________________________________________________________________
		Total operating expenses	    139,155	 (20,814)	     118,341	    164,792	  (25,091)   	    139,881
						_____________________________________________________________________________________________
Income/(Loss) from operations 			     32,692       20,835              53,527        (51,206)       25,485 	    (25,721)

Interest expense				     (5,422)        -		      (5,422)	     (6,546)         -               (6,546)
Interest and other income			      1,327         -		       1,327          3,029          -                3,029
Other gain						 88	    -			  88	        -	     -	                -
						_____________________________________________________________________________________________
Income/(Loss) from continuing operations
	before income taxes			     26,685	  20,835	      49,520	    (54,723)	   25,485  	    (29,238)
Provision for income taxes			      1,277	    -         	       1,277	        654	     -		        654
						______________________________________________________________________________________________
Income/(Loss) from continuing operations	     27,408	  20,835	      48,243	    (55,377)	   25,485	    (29,892)
Income/(Loss) from discontinued
		    operations	 		       -            -                    -           (9,661)          768   (4)	     (8,893)
						______________________________________________________________________________________________
Net income/(loss)				$    27,408	$ 20,835	$     48,243	$   (65,038)	$  26,253	$   (38,785)
						______________________________________________________________________________________________

Net income/(loss) per share - basic
Continuing operations				$      0.11	$   0.09	$       0.20	$     (0.23)	$    0.11	$     (0.12)
Discontinued operations				$	-	$     -		$	 _	$     (0.04)	$     -         $     (0.04)
						______________________________________________________________________________________________
Total						$      0.11	$   0.09	$       0.20	$     (0.27)	$    0.11	$     (0.16)
						______________________________________________________________________________________________


Net income/(loss) per share - diluted
Continuing operations				$       0.11	$   0.09	$       0.20	$     (0.23)	$    0.11	$      (0.12)
Discontinued operations				$	  -	$    -       	$        -	$     (0.04)	$     -		$      (0.04)
						______________________________________________________________________________________________
Total						$       0.11	$   0.09	$       0.20	$     (0.27)	$    0.11	$      (0.16)
						______________________________________________________________________________________________

Shares used in per share calculation
		-basic				243,634,139			243,634,139	236,956,653			236,956,653
		-diluted			245,481,780			245,481,780	236,956,653			236,956,653


(1)	Amounts reflect stock-based compensation related to the acquisition of the Quantum HDD business of $0.3 million.
(2)	Amounts reflect stock-based compensation related to the acquisition of the Quantum HDD business of $4.9 million.
(3)	Amount reflects amortization of intangible assets of $20.6 million.
(4)	Amount reflects amortization of intangible assets of $0.8 million from discontinued operations.



								MAXTOR CORPORATION
						CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
						(In thousands, except share and per share amounts)
								(Unaudited)

								Three Months Ended
						______________________________________________
						GAAP				Pro forma
						December 28,	Pro forma	December 28,
						2002		Adjustments	2002
						______________________________________________

Net revenues					 $ 1,038,348	$     -		$ 1,038,348

Cost of revenues				     871,618	    (1,341) (1)	    870,277
						______________________________________________
Gross profit 					     166,730	     1,341	    168,071

Operating expenses:
	Research and development		      99,809	    (9,356) (1)	     90,453
	Selling, general and administrative	      37,062	    (2,436) (1)	     34,626
	Amortization of intangible assets 	      20,562	   (20,562) (2)	       -
						______________________________________________
		Total operating expenses	     157,433	   (32,354)  	    125,079
						______________________________________________


Income from operations 				       9,297	    33,695	     42,992


Interest expense				      (6,704)	      -	             (6,704)
Interest and other income			       1,704	      -		      1,704
Other gain 						 129	      -		        129
						______________________________________________

Income from continuing operations before
			    income taxes	       4,426	    33,695	     38,121
Provision for income taxes			         842	      -                 842
						______________________________________________

Income fom continuing operations		       3,584   	    33,695	     37,279
Income from discontinued 				 -  	      _			_
		operations			______________________________________________
Net income 					$      3,584	$   33,695	$    37,279
						______________________________________________


Net income per share - basic
Continuing operations				$	0.01	$     0.14	$      0.15
Discontinued operations				$	 -	$      -	$	-
						______________________________________________
Total						$	0.01	$     0.14	$      0.15
						______________________________________________

Net income per share - diluted
Continuing operations				$	0.01	$     0.14	$      0.15
Discontinued operations				$	 -	$      -	$       -
						______________________________________________

Total						$	0.01	$     0.14	$      0.15
						______________________________________________

Shares used in per share calculation
		-basic				241,344,157			241,344,157
		-diluted			243,166,368			243,166,368

(1)	Amounts reflect stock-based compensation related to the acquisition of the Quantum HDD business of
	$0.8 million and severance charges of $12.3 million.
(2)	Amount reflects amortization of intangible assets of $20.6 million.


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